Exhibit 10.3

AMENDMENT 2 TO THE RESX DISTRIBUTOR AGREEMENT

This Amendment 2, effective as of the 1 day of July 2011 (“Amendment 2 Effective Date”), amends the RESX Distributor Agreement (the “Agreement) dated January 1, 2009, as amended, by and between TRX Technology Services, L.P. (“TRX”) and BCD Travel USA LLC (“BCD” or “Client”) as follows:

WHEREAS, BCD and TRX desire to amend certain terms and conditions of the Agreement;

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions hereinafter set forth, the parties hereto agree to amend the Agreement as follows:

1.	Exhibit B – RESX Services and Fees Fee Table shall be amended by adding the following sentence *

2.	Except as expressly set forth in this Amendment 2, the terms and conditions of the Agreement shall continue in full force and effect. The Agreement and this Amendment 2 reflect the entire agreement of the parties.

IN WITNESS WHEREOF, TRX and Client have caused this Amendment 2 to be executed as of the Amendment 2 Effective Date by their duly authorized representatives, and each represents and warrants that it is legally free to enter this Amendment 2.

TRX TECHNOLOGY SERVICES, L.P.	BCD TRAVEL USA LLC.

/s/ H. Shane Hammond	/s/ Jeff Barrett
Signature	Signature

H. Shane Hammond, President and CEO Name/Title	Jeff Barrett, VP Global Distribution Name/Title

13 July 2011 Date	7/8/11 Date

* CONFIDENTIAL TREATMENT REQUESTED